UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On March 16, 2015, the board of directors (the “Board”) of CF Industries Holdings, Inc. (the “Company”) approved, and the Company and Computershare Inc., as successor rights agent under the Company’s Rights Agreement, dated as of July 21, 2005 and amended as of August 31, 2010 (the “Rights Agreement”), entered into, an amendment to the Rights Agreement (the “Amendment”). The Amendment changes the expiration date of the Company’s preferred stock purchase rights (the “Rights”) issued under the Rights Agreement from (a) 5:00 P.M., New York City time, on July 21, 2015, or such later date as may be established by the Board prior to the expiration of the Rights to (b) 5:00 P.M., New York City time, on March 31, 2015. As a result of the Amendment, all Rights outstanding under the Rights Agreement will expire at 5:00 P.M. (New York City time) on March 31, 2015, unless the Rights are earlier redeemed or exchanged by the Company pursuant to the Rights Agreement.

The Company is committed to implementing sound corporate governance practices that enhance the effectiveness of the Board and the Company’s management. Accelerating the expiration of the Rights is one of a number of steps the Company has taken to further strengthen its corporate governance practices and demonstrate its responsiveness to stockholder concerns. Highlights of the Company’s corporate governance practices include the following:

•                  Eight of the Company’s nine directors are considered independent, including the Chairman of the Board.

•                  Effective as of the 2015 annual meeting of stockholders, all directors will be elected annually, and the Company will not have a classified Board.

•                  The Company has a majority vote standard for the election of directors in uncontested elections.

•                  Stockholders representing not less than 25% of the Company’s outstanding common stock can call a special meeting of stockholders.

•                  All supermajority voting provisions have been eliminated from the Company’s certificate of incorporation and bylaws.

•                  The Board adopted bylaw amendments in February 2015 implementing “proxy access,” allowing eligible stockholders to include their own nominees for director in the Company’s proxy materials along with the Board-nominated candidates. The proxy access process under the Company’s bylaws will first be available to stockholders in connection with the Company’s 2016 annual meeting of stockholders.

The description of the Amendment in this Item 3.03 is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 4.3 to this Current Report on Form 8-K and incorporated by reference herein.

Computershare is the transfer agent and registrar for the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1

Rights Agreement, dated as of July 21, 2005, between CF Industries Holdings, Inc. and Computershare Inc., as successor rights agent (incorporated by reference to Exhibit 4.4 to CF Industries Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 11, 2005, File No. 333-127422)

4.2

First Amendment to Rights Agreement, dated as of August 31, 2010, by and between CF Industries Holdings, Inc. and Computershare Inc., as successor rights agent (incorporated by reference to Exhibit 4.1 to CF Industries Holdings, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2010, File No. 001-32597)

4.3	Second Amendment to Rights Agreement, dated as of March 16, 2015, by and between CF Industries Holdings, Inc. and Computershare Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General
Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1

Rights Agreement, dated as of July 21, 2005, between CF Industries Holdings, Inc. and Computershare Inc., as successor rights agent (incorporated by reference to Exhibit 4.4 to CF Industries Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 11, 2005, File No. 333-127422)

4.2

First Amendment to Rights Agreement, dated as of August 31, 2010, by and between CF Industries Holdings, Inc. and Computershare Inc., as successor rights agent (incorporated by reference to Exhibit 4.1 to CF Industries Holdings, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2010, File No. 001-32597)

4.3	Second Amendment to Rights Agreement, dated as of March 16, 2015, by and between CF Industries Holdings, Inc. and Computershare Inc.